AMERICA FIRST ASSOCIATES CORP.
                           INCENTIVE STOCK OPTION PLAN


         1.  Purpose

         The purpose of Incentive Stock Option Plan (the "Plan") of America First Associates Corp. (the "Company") is to advance the interests of the Company by providing stock ownership opportunities to certain key employees and consultants (including officers and directors) who contribute significantly to the long term performance of the Company. In addition the Plan is intended to enhance the ability of the Company to attract and retain individuals of superior managerial ability and to motivate such key employees to exert their best efforts towards future progress and profitability of the Company.

         2. Administration

                  a. Administration. The administration and operation of the Plan shall be supervised by the Board of Directors of the Company (the "Board"). The Board shall have the authority, consistent with the provisions of the Plan, to determine the Options to be granted under the Plan; to interpret the Plan and any Option granted under the Plan; to adopt, amend and rescind rules and regulations for the administration of the Plan and the Options granted under the Plan; and to make all determinations in connection therewith which may be necessary or advisable. The day-to-day administration of the Plan shall be carried out by such officers and employees of the Company as shall be designated from time to time by board.

         b. Interpretation. The interpretation and construction by the Board of any provisions of the Plan or the Board under any provision of the Plan or any such award shall be final and conclusive.

         c. Limitation on Liability. Neither the Board nor any Director shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the Directors shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and under any directors and officers liability insurance coverage which may be in effect from time to time.

         3. Shares subject to Options Under the Plan

         a. Limitation on Number of Shares. The shares subject to Options and authorized for issuance upon the exercise of stock options granted pursuant to this Plan ("Option Shares"), shall be shares of the Company's authorized but unissued common stock, par value $.001 per share ("Common Stock"), and shares, if any of such Common Stock held as treasury stock by the Company. The number of Option Shares as to which options may be granted under and issued pursuant to the Plan shall not exceed 5,000,000 shares of Common Stock.

         b. Adjustments of Aggregate Number of Shares. The aggregate number of shares stated in Section 3a shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Sections 4c(8) and (9). In the event of a change in the Common Stock of the Company which is limited to a change in the designation thereof or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.


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         4. Stock Options

         a. Eligibility. The individuals who shall be eligible to receive stock options under the Plan shall be such key employees (including officers and directors) of the Company as the board from time to time shall determine as provided below.

         b. Grants of Options. The board, at any time and from time to time before December 31, 2000, may authorize the granting of Options to any individual eligible to receive the same. Subject to the provisions of this
Section 4, the Board may grant Options designed to qualify as "Incentive Stock Options" under the Internal Revenue Code to employees eligible to receive the same. The term "Incentive Stock Option" shall mean any Option, or portion thereof, which is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as it may be hereafter amended (the "Code"). The aggregate Market Value Per Share (as defined in Section 4c(4) below) on the date of grant of the Common Stock for which any eligible individual may be granted Incentive Stock Options under the Plan (and any other incentive stock options which may be issued under any stock option plan which may be maintained by the Company) in any calendar year may not exceed the sum of
(i) $100,000.

         c. Terms of Options. Options granted pursuant to this Plan shall be evidenced by agreements ("Stock Option Agreements"). References herein to Stock Option Agreements shall include, to the extent applicable, any agreements so amending Stock Option Agreements. Stock Option Agreements shall Comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the terms of this Plan, as the Board shall deem advisable.

         (1) Medium of Payment. Upon exercise of an Option, the option price shall be payable to the company in United States Dollars in cash or by certified check, bank draft of money order of the Company.

         (2) Number of Shares. Each Stock Option Agreement shall state the total number of Option Shares which are subject to the Option.

         (3) Option Price. The Option Price for each Option Share shall be not less than the "Market Value Per Share" on the date of the granting of the Option and, in the case of any Option granted to any person who owns more than 10% of the outstanding Common Stock of the Company, the Option price on such Option shall not be less that 110% of the Market Value Per Share on the date of granting of the Option.

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         (4)  Market  Value  Per  Share.  The  Market  Value Per Share as of any
particular date shall be the closing bid price for shares of Common Stock as reported by the quotation service covering the Common Stock on such date (or if such date shall not be on a business day, then the next preceding date which shall be a business day); or, if no sale takes place on such date, then the average of the closing bid and closing offer price on the last date on which the Common Stock last traded;
and if no prices have been quoted for thirty (30) consecutive days, then such value as shall be determined by such method as the Board shall deem to reflect the fair market value on such date.

         (5) Term. The term of each Option shall be determined by the Board at the date of grant; provided, however, that each Option shall expire not more than ten years from the date the Option is granted.

         (6) Date of Exercise. Each Stock Option Agreement shall state that the Option granted therein may not be exercised in whole or in part for any period or periods of time specified in such Agreement or otherwise as specified by the Board. Except as may be so specified, any Option may be exercised in whole at any time or in part from time to time during its term; provided, however, that no Option or portion thereof may be exercisable until at least one year after the date of grant of such Option. Each Stock Option Agreement for an Incentive Stock Option shall further provide that such Incentive Stock Option shall not be exercised while there is outstanding with respect to the Optionee any incentive stock option (as defined in Section 422a of the Code) to purchase stock of the Company which was granted before the granting of such Incentive Stock Option. For purposes of this subsection (6), an Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

         (7) Termination of Employment. In the event that an Optionee's employment (or engagement as officer or director, if not an employee) by the Company or any of its Subsidiaries shall terminate, the Optionee's Option shall terminate immediately, except as hereinafter provided in this subsection (7). The Board, in its sole discretion, may determine that an Optionee's Options, to the extent exercisable immediately prior to such termination of employment, may remain exercisable for a designated period of time not to exceed 90 days after such termination of employment. If any termination of employment is due to retirement with the consent of the Company, the Optionee shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise his Option at any time within the thirty-six month period after such retirement to the extent that the Option was entitled to exercise the same immediately prior to such retirement. Retirement by an Optionee on or after the Optionee's normal retirement date in accordance with the provisions of the retirement plan of the Company or one of its Subsidiaries under which the Optionee is then covered shall be deemed to be retirement with the consent of the Company and whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment for the purposes of the Plan shall be determined by the board. If an Optionee shall die while entitled to exercise an Option, the Optionee's estate, personal representative, or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise the Option at any time within thirty-six months from the date of the Optionee's death (but in no event more than thirty-six months from the date of the Optionee's retirement with the consent of the Company), to the extent that the Optionee was entitled to exercise the same immediately prior to the Optionee's death.

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         (8) Recapitalization.  The aggregate number of shares stated in Section
3a, the number of Option Shares to which each outstanding Option relates, and the Option price in respect of each such Option shall all be proportionately adjusted for any increase of decrease in the number of issued shares of Common stock resulting from a subdivision or consolidation of shares of other capital adjustments, or the payment of a stock dividend or other increase of decrease in such shares, effected without receipt of consideration by the Company, provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

         (9) Merger or Consolidation. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations, in which the Company shall be the surviving or resulting corporation, an Optionee shall, at the same cost, be entitled upon the exercise of an Option, to receive (subject to any required action be stockholders) such securities of the surviving or resulting corporation as the board of directors of such corporation, in its sole discretion and without liability to any person, shall determine to be equivalent, as nearly as practicable, to the nearest whole number and class of shares of stock or other securities, to the Option Shares which were then subject to such Option, and such shares of stock or other securities shall, after such merger or consolidation, be deemed to be Option shares for all purposes of the Plan and of the Option granted under the Plan; provided, however, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving or resulting corporation, every Option outstanding hereunder shall terminate, except to the extent that the surviving or resulting corporation may, in its absolute and uncontrollable discretion, issue substituted options.

         (10) Optionee's Agreement. If, at the time of the exercise of any Option, in the opinion of the Company's counsel, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the Optionee exercising the Option shall agree to hold any Option Shares issued to the Optionee for investment and without any present intention to resell or distribute the same and to dispose of such shares only in compliance with such laws and regulations, the Optionee will, upon the request of the Company, and as a condition to issuance to him of Option Shares, execute and deliver to the Company an agreement to such effect.

         d. Effect of Exercise of Options. The right of an Optionee to exercise an Option shall terminate to the extent that such Option is exercised.

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

         e. Options In Substitution for Stock Option Granted by Other Corporation. Options may be granted under the Plan from time to time in Substitution for stock options held by employees of corporations who become key employees of the Company as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

         f. Application of Funds. The proceeds received by the Company from the sale of Option Shares pursuant to Options will be used for general corporate purposes.

         5. Withholding for Taxes

         Any issuance of Options or Option Shares under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts which may be required to be withheld or paid with respect thereto under all present or future federal, state and local tax and other laws and regulations which may be in effect as of the date of each such payment.

         6. Amendment and Termination

         The Board may from time to time and at any time after, amend, suspend, discontinue of terminate this Plan and any awards granted hereunder; provided, however, that no such action of the Board may, without the approval of the stock-holders of the Company, alter the provisions of the Plan so as to (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (except as provided in Section 3b; (ii) change the class of persons eligible to receive Options under the Plan, (iii) extend beyond ten years the maximum term of Options granted under the Plan or extend the term of the Plan; or (iv) decrease, directly or indirectly (by cancellation and substitution or Options or otherwise), the Option Price applicable to any Option; provided, however, that the provisions of this clause (iv) shall not prevent the granting to any person holding an Option of an additional Option exercisable at a lower option price.


         7. Preemption By Applicable Laws and Regulations

         Anything in the Plan or any Option or other agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of a determination or issue or other distribution of shares of Common Stock, any law, regulation or requirement of any governmental authority having jurisdiction shall require either the Company or the Optionee to take any action in connection with any such determination, issuance or distribution, the issue or distribution of such shares or the making of such determination, as the case may be, shall be deferred until such action shall have been taken.

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

         8. Miscellaneous

         a. No Employment Contract. Nothing contained in the plan shall be construed as conferring upon any Optionee the right to continue in the employ of the Company.

         b. Employment with subsidiaries. Employment by the Company for the purposes of this Plan shall be deemed to include employment by, and to continue during any period in which and employee is in the employment of any Subsidiary.

         c. No Rights As A Stockholder. An Optionee shall have no rights as a stockholder with respect to Option Shares covered by the Optionee's Option until the date of the issuance of such shares to the Optionee and only after such shares are fully paid. No adjustment will be made for dividends or other distributions or right for which the record date is prior to the date of such issuance.

         d. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interest of any kind in any assets of the Company or a fiduciary relationship of any kind between the Company and any such person.

         e. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company as result of any such action.

         f. Non-Assignability. Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's of beneficiary's interest in the Plan or in any Option; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgements, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency. The Company's obligations under the Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or to any corporation into which the Company may be merged or consolidated.

         g. Other Benefit  Plans.  No awards or payments under the Plan shall be
taken  into  account  in  determining   any  benefits   under  any   retirement,
profit-sharing or other plan maintained by the Company.

         h. Governing Law, Construction. All rights and obligations under the Plan shall be governed by and the Plan shall construed in accordance with, the laws of the State of New York. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.



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